PORTFOLIO STATISTICS

TOTAL WHOLLY-OWNED MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2014 (In apartment units)

	Proforma Combined Same Store (1)	Proforma Combined Non Same Store (1)	In Lease-Up	Total Operating	Current Development Units Delivered	Total

Austin, TX	5,542	296	—	5,838	—	5,838
Atlanta, GA	5,284	310	—	5,594	—	5,594
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Charlotte, NC	4,161	487	353	5,001	—	5,001
Dallas, TX	3,723	1,574	—	5,297	—	5,297
Orlando, FL	2,438	620	594	3,652	—	3,652
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Nashville, TN	3,128	428	—	3,556	—	3,556
Tampa, FL	2,644	234	—	2,878	—	2,878
Phoenix, AZ	1,976	—	—	1,976	—	1,976
Houston, TX	2,281	628	—	2,909	—	2,909
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	41,560	4,577	947	47,084	—	47,084

Charleston, SC	2,378	270	—	2,648	—	2,648
Jacksonville, FL	3,202	—	—	3,202	—	3,202
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	—	—	1,668	—	1,668
Memphis, TN	2,268	—	—	2,268	—	2,268
Birmingham, AL	1,462	—	—	1,462	—	1,462
San Antonio, TX	1,176	—	—	1,176	—	1,176
Huntsville, AL	1,380	—	—	1,380	—	1,380
Little Rock, AR	1,056	312	—	1,368	—	1,368
Norfolk/Hampton/VA Beach, VA	1,033	—	—	1,033	—	1,033
Greenville, SC	1,748	—	—	1,748	—	1,748
Other	11,721	1,909	251	13,881	—	13,881
Secondary Markets	31,311	2,491	251	34,053	—	34,053
Total Multifamily Units	72,871	7,068	1,198	81,137	—	81,137

(1) Proforma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL WHOLLY OWNED MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of September 30, 2014			Average Effective Rent for the Three Months Ended September 30, 2014	As of September 30, 2014
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units

Austin, TX		$564,612	7.3%	96.6%	$994	5,838
Atlanta, GA		$561,274	7.3%	96.4%	$980	5,594
Raleigh/Durham, NC		$541,427	7.0%	96.4%	$920	4,663
Charlotte, NC		$539,326	7.0%	96.3%	$914	4,648
Dallas, TX		$533,506	6.9%	96.1%	$1,036	5,297
Orlando, FL		$388,917	5.1%	97.4%	$1,053	3,058
Fort Worth, TX		$374,240	4.9%	96.6%	$914	4,519
Nashville, TN		$333,655	4.3%	96.7%	$1,042	3,556
Tampa, FL		$300,279	3.9%	97.0%	$1,022	2,878
Phoenix, AZ		$233,286	3.0%	96.7%	$878	1,976
Houston, TX		$229,225	3.0%	96.0%	$991	2,909
Las Vegas, NV		$65,304	0.9%	95.7%	$776	721
South Florida		$57,156	0.7%	95.0%	$1,435	480
Large Markets		$4,722,207	61.3%	96.5%	$979	46,137

Charleston, SC		$256,044	3.3%	95.8%	$983	2,648
Jacksonville, FL		$244,284	3.2%	96.4%	$910	3,202
Savannah, GA		$221,812	2.9%	96.6%	$946	2,219
Richmond, VA		$184,787	2.4%	96.2%	$928	1,668
Memphis, TN		$145,347	1.9%	96.8%	$841	2,268
Birmingham, AL		$142,454	1.8%	94.5%	$951	1,462
San Antonio, TX		$113,908	1.5%	96.3%	$1,007	1,176
Huntsville, AL		$111,314	1.4%	95.2%	$742	1,380
Little Rock, AR		$111,281	1.4%	95.9%	$881	1,368
Norfolk, Hampton, VA Beach, VA		$96,919	1.3%	95.4%	$967	1,033
Greenville, SC		$94,155	1.2%	97.2%	$724	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$177,759	2.3%	95.8%	$879	2,478
Georgia		$168,842	2.2%	97.6%	$761	2,665
Virginia		$156,068	2.0%	96.7%	$1,221	1,001
Kentucky		$102,493	1.3%	97.0%	$801	1,548
North Carolina		$99,651	1.3%	94.8%	$693	1,562
Tennessee		$84,940	1.1%	94.7%	$723	1,608
Mississippi		$69,567	0.9%	96.8%	$834	1,241
Alabama		$58,664	0.8%	96.7%	$882	628
Missouri		$52,471	0.7%	95.7%	$1,247	323
South Carolina		$35,203	0.5%	95.7%	$756	576
Secondary Markets		$2,727,963	35.4%	96.2%	$872	33,802

Subtotal		$7,450,170	96.7%	96.4%	$934	79,939

Orlando, FL	Large	$86,344	1.1%	91.2%	$1,106	594	594
Charlotte, NC	Large	$60,814	0.8%	98.0%	$1,128	353	353
Charlottesville, VA	Secondary	$47,814	0.6%	94.8%	$1,349	251	251
Jacksonville, FL	Secondary	$28,900	0.4%	0.0%	$—	—	294
Nashville, TN	Large	$27,054	0.4%	0.0%	$—	—	220
Lease-up and Development		$250,926	3.3%	94.0%	$1,163	1,198	1,712

Total Wholly Owned Multifamily Communities		$7,701,096	100.0%	96.3%	$937	81,137	81,651

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME FOR MULTIFAMILY PORTFOLIO

	Apartment	Three Months Ended
	Units	9/30/2014	9/30/2013	Percent Change
Property Revenue
Pro Forma Combined Same Store Communities (1)	72,871	$218,354	$210,844	3.6%
Pro Forma Combined Non-Same Store Communities (1)	7,068	26,658	23,173
Lease up/Development Communities	1,198	2,901	133
Total Property Revenue	81,137	$247,913	$234,150

Property Expenses
Pro Forma Combined Same Store Communities (1)	72,871	$87,929	$88,675	(0.8)%
Pro Forma Combined Non-Same Store Communities (1)	7,068	10,536	9,917
Lease up/Development Communities	1,198	1,369	383
Total Property Expenses	81,137	$99,834	$98,975

Property Net Operating Income
Pro Forma Combined Same Store Communities (1)	72,871	$130,425	$122,169	6.8%
Pro Forma Combined Non-Same Store Communities (1)	7,068	16,122	13,256
Lease up/Development Communities	1,198	1,532	(250)
Total Property Net Operating Income	81,137	$148,079	$135,175	9.5%

(1) Pro Forma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Average Physical Occupancy
	Percent of Proforma Combined Same Store (1)	September 30, 2014	September 30, 2013
Atlanta, GA	7.6%	95.6%	95.2%
Austin, TX	7.6%	96.4%	95.8%
Raleigh/Durham, NC	6.9%	95.1%	95.2%
Fort Worth, TX	6.0%	95.7%	94.8%
Charlotte, NC	5.9%	96.0%	95.6%
Dallas, TX	5.4%	95.6%	95.1%
Nashville, TN	4.9%	96.7%	96.1%
Tampa, FL	4.1%	96.1%	95.4%
Orlando, FL	3.9%	95.8%	94.5%
Houston, TX	3.2%	96.2%	96.4%
Phoenix, AZ	2.7%	95.7%	93.7%
South Florida	1.1%	95.2%	94.8%
Las Vegas, NV	0.9%	95.6%	92.5%
Large Markets	60.2%	95.9%	95.2%

Jacksonville, FL	4.3%	95.7%	95.0%
Charleston, SC	3.4%	96.4%	95.4%
Savannah, GA	3.2%	96.1%	95.7%
Memphis, TN	2.5%	94.4%	95.3%
Richmond, VA	2.5%	96.1%	95.6%
Birmingham, AL	2.1%	94.6%	95.3%
Greenville, SC	1.9%	96.2%	95.6%
San Antonio, TX	1.7%	95.7%	96.2%
Huntsville, AL	1.6%	94.2%	93.9%
Norfolk, Hampton, VA Beach, VA	1.5%	94.2%	95.2%
Little Rock, AR	1.3%	93.9%	95.2%
Other	13.8%	95.1%	94.2%
Secondary Markets	39.8%	95.3%	94.9%

Total Proforma Combined Same Store	100.0%	95.6%	95.1%

(1) Proforma Combined Same Store discussions include the properties acquired in the merger with Colonial Properties Trust using the same-store designation of those properties prior to the merger.

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013

NOI
MAA same store	$75,981	$73,540	$72,026	$223,377	$216,734
Non-same store (1)	72,695	72,695	8,901	219,160	26,271
Total NOI	148,676	146,235	80,927	442,537	243,005
Held for sale NOI included above	(539)	636	(1,360)	(1,502)	(7,378)
Management fee income	11	61	146	169	465
Depreciation and amortization	(70,222)	(69,631)	(32,766)	(229,866)	(97,183)
Acquisition expense	(13)	(947)	—	(971)	(499)
Property management expenses	(7,429)	(9,579)	(4,970)	(24,019)	(15,301)
General and administrative expenses	(6,511)	(5,212)	(3,976)	(16,065)	(10,604)
Merger related expenses	(331)	(795)	(5,561)	(3,202)	(11,298)
Integration related expenses	(147)	(3,151)	(35)	(7,140)	(35)
Interest and other non-property income	85	921	16	1,166	86
Interest Expense	(28,251)	(30,163)	(14,923)	(89,090)	(45,657)
Loss on debt extinguishment	(2,586)	—	(218)	(2,586)	(387)
Amortization of deferred financing costs	(1,000)	(1,174)	(820)	(3,485)	(2,427)
Gain on sale of depreciable real estate assets excluded from discontinued operations	36,032	3,658	—	42,254	—
Net casualty (loss) gain and other settlement proceeds	(126)	(295)	—	(431)	455
Income tax expense	(442)	(523)	(223)	(1,235)	(669)
(Loss) gain on sale of non-depreciable real estate assets	—	(22)	—	535	—
Gain from real estate joint ventures	3,124	2,919	60	6,019	161
Discontinued operations	388	448	29,759	6,731	76,355
Net income attributable to noncontrolling interests	(3,743)	(1,773)	(1,772)	(6,364)	(4,536)
Net income attributable to MAA	$66,976	$31,613	$44,284	$113,455	$124,553

(1) Non-same store includes legacy-Colonial properties.

Supplemental Data S-5

MULTIFAMILY PROFORMA COMBINED SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg
Atlanta, GA	$17,264	$16,220	6.4%	$7,292	$7,275	0.2%	$9,972	$8,945	11.5%	$1,139	$1,075	6.0%	$980	$919	6.6%
Austin, TX	18,160	17,186	5.7%	8,232	8,134	1.2%	9,928	9,052	9.7%	1,133	1,079	5.0%	988	934	5.8%
Raleigh/Durham, NC	13,909	13,714	1.4%	4,862	5,098	(4.6)%	9,047	8,616	5.0%	1,045	1,030	1.5%	920	909	1.2%
Fort Worth, TX	13,701	13,156	4.1%	5,923	6,009	(1.4)%	7,778	7,147	8.8%	1,056	1,024	3.1%	914	880	3.9%
Charlotte, NC	12,033	11,630	3.5%	4,313	4,599	(6.2)%	7,720	7,031	9.8%	1,004	974	3.1%	881	848	3.9%
Dallas, TX	12,339	11,830	4.3%	5,240	5,436	(3.6)%	7,099	6,394	11.0%	1,155	1,114	3.7%	1,024	992	3.2%
Nashville, TN	10,137	9,556	6.1%	3,686	3,609	2.1%	6,451	5,947	8.5%	1,117	1,060	5.4%	981	937	4.7%
Tampa, FL	8,864	8,547	3.7%	3,477	3,349	3.8%	5,387	5,198	3.6%	1,163	1,130	2.9%	1,016	986	3.0%
Orlando, FL	8,100	7,744	4.6%	3,072	3,286	(6.5)%	5,028	4,458	12.8%	1,156	1,121	3.1%	1,020	995	2.5%
Houston, TX	7,342	6,912	6.2%	3,164	3,087	2.5%	4,178	3,825	9.2%	1,115	1,047	6.5%	978	924	5.8%
Phoenix, AZ	5,717	5,434	5.2%	2,247	2,251	(0.2)%	3,470	3,183	9.0%	1,007	978	3.0%	878	839	4.6%
South Florida	2,131	2,049	4.0%	733	804	(8.8)%	1,398	1,245	12.3%	1,554	1,501	3.5%	1,435	1,421	1.0%
Las Vegas, NV	1,894	1,802	5.1%	780	696	12.1%	1,114	1,106	0.7%	916	901	1.7%	776	763	1.7%
Large Markets	$131,591	$125,780	4.6%	$53,021	$53,633	(1.1)%	$78,570	$72,147	8.9%	$1,101	$1,059	4.0%	$963	$925	4.1%

Jacksonville, FL	$9,108	$8,972	1.5%	$3,489	$3,544	(1.6)%	$5,619	$5,428	3.5%	$991	$983	0.8%	$910	$897	1.4%
Charleston, SC	7,256	7,019	3.4%	2,783	2,882	(3.4)%	4,473	4,137	8.1%	1,055	1,031	2.3%	922	890	3.6%
Savannah, GA	6,850	6,517	5.1%	2,638	2,663	(0.9)%	4,212	3,854	9.3%	1,071	1,023	4.7%	946	897	5.5%
Memphis, TN	6,030	6,024	0.1%	2,776	2,764	0.4%	3,254	3,260	(0.2)%	939	929	1.1%	841	830	1.3%
Richmond, VA	5,073	4,931	2.9%	1,830	1,838	(0.4)%	3,243	3,093	4.8%	1,055	1,031	2.3%	928	903	2.8%
Birmingham, AL	4,541	4,366	4.0%	1,843	1,796	2.6%	2,698	2,570	5.0%	1,095	1,044	4.9%	951	919	3.5%
Greenville, SC	4,202	4,037	4.1%	1,691	1,684	0.4%	2,511	2,353	6.7%	833	805	3.5%	724	702	3.1%
San Antonio, TX	3,783	3,754	0.8%	1,595	1,718	(7.2)%	2,188	2,036	7.5%	1,121	1,106	1.4%	1,007	992	1.5%
Huntsville, AL	3,424	3,432	(0.2)%	1,411	1,526	(7.5)%	2,013	1,906	5.6%	878	883	(0.6)%	742	753	(1.5)%
Norfolk/Hampton/VA Beach, VA	3,269	3,305	(1.1)%	1,352	1,318	2.6%	1,917	1,987	(3.5)%	1,119	1,120	(0.1)%	967	974	(0.7)%
Little Rock, AR	2,735	2,741	(0.2)%	1,046	1,084	(3.5)%	1,689	1,657	1.9%	919	909	1.1%	829	827	0.2%
Other	30,492	29,966	1.8%	12,454	12,225	1.9%	18,038	17,741	1.7%	912	905	0.8%	805	796	1.1%
Secondary Markets	$86,763	$85,064	2.0%	$34,908	$35,042	(0.4)%	$51,855	$50,022	3.7%	$969	$955	1.5%	$857	$842	1.8%

Total Proforma Combined Same Store	$218,354	$210,844	3.6%	$87,929	$88,675	(0.8)%	$130,425	$122,169	6.8%	$1,045	$1,014	3.1%	$917	$889	3.2%

Supplemental Data S-6

MULTIFAMILY PROFORMA COMBINED SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q3 2014	Q2 2014	% Chg	Q3 2014	Q2 2014	% Chg	Q3 2014	Q2 2014	% Chg	Q3 2014	Q2 2014	% Chg	Q3 2014	Q2 2014	% Chg
Atlanta, GA	$17,264	$16,509	4.6%	$7,292	$6,978	4.5%	$9,972	$9,531	4.6%	$1,139	$1,106	3.0%	$980	$961	2.0%
Austin, TX	18,160	17,389	4.4%	8,232	7,914	4.0%	9,928	9,475	4.8%	1,133	1,101	2.9%	988	966	2.3%
Raleigh/Durham, NC	13,909	13,549	2.7%	4,862	4,745	2.5%	9,047	8,804	2.8%	1,045	1,030	1.5%	920	914	0.7%
Fort Worth, TX	13,701	13,417	2.1%	5,923	5,711	3.7%	7,778	7,706	0.9%	1,056	1,038	1.7%	914	896	2.0%
Charlotte, NC	12,033	11,818	1.8%	4,313	4,232	1.9%	7,720	7,586	1.8%	1,004	985	1.9%	881	868	1.5%
Dallas, TX	12,339	12,034	2.5%	5,240	5,031	4.2%	7,099	7,003	1.4%	1,155	1,131	2.1%	1,024	1,007	1.7%
Nashville, TN	10,137	9,849	2.9%	3,686	3,462	6.5%	6,451	6,387	1.0%	1,117	1,090	2.5%	981	955	2.7%
Tampa, FL	8,864	8,684	2.1%	3,477	3,370	3.2%	5,387	5,314	1.4%	1,163	1,146	1.5%	1,016	999	1.7%
Orlando, FL	8,100	7,900	2.5%	3,072	3,119	(1.5)%	5,028	4,781	5.2%	1,156	1,139	1.5%	1,020	1,007	1.3%
Houston, TX	7,342	7,151	2.7%	3,164	3,071	3.0%	4,178	4,080	2.4%	1,115	1,084	2.9%	978	956	2.3%
Phoenix, AZ	5,717	5,595	2.2%	2,247	2,098	7.1%	3,470	3,497	(0.8)%	1,007	1,008	(0.1)%	878	869	1.0%
South Florida	2,131	2,108	1.1%	733	823	(10.9)%	1,398	1,285	8.8%	1,554	1,538	1.0%	1,435	1,430	0.3%
Las Vegas, NV	1,894	1,804	5.0%	780	677	15.2%	1,114	1,127	(1.2)%	916	907	1.0%	776	780	(0.5)%
Large Markets	$131,591	$127,807	3.0%	$53,021	$51,231	3.5%	$78,570	$76,576	2.6%	$1,101	$1,078	2.1%	$963	$946	1.8%

Jacksonville, FL	$9,108	$9,010	1.1%	$3,489	$3,541	(1.5)%	$5,619	$5,469	2.7%	$991	$989	0.2%	$910	$900	1.1%
Charleston, SC	7,256	7,064	2.7%	2,783	2,657	4.7%	4,473	4,407	1.5%	1,055	1,027	2.7%	922	901	2.3%
Savannah, GA	6,850	6,697	2.3%	2,638	2,582	2.2%	4,212	4,115	2.4%	1,071	1,043	2.7%	946	926	2.2%
Memphis, TN	6,030	6,032	0.0%	2,776	2,714	2.3%	3,254	3,318	(1.9)%	939	938	0.1%	841	831	1.2%
Richmond, VA	5,073	4,972	2.0%	1,830	1,699	7.7%	3,243	3,273	(0.9)%	1,055	1,033	2.1%	928	914	1.5%
Birmingham, AL	4,541	4,423	2.7%	1,843	1,745	5.6%	2,698	2,678	0.7%	1,095	1,063	3.0%	951	941	1.1%
Greenville, SC	4,202	4,119	2.0%	1,691	1,730	(2.3)%	2,511	2,389	5.1%	833	814	2.3%	724	710	2.0%
San Antonio, TX	3,783	3,738	1.2%	1,595	1,538	3.7%	2,188	2,200	(0.5)%	1,121	1,107	1.3%	1,007	991	1.6%
Huntsville, AL	3,424	3,448	(0.7)%	1,411	1,364	3.4%	2,013	2,084	(3.4)%	878	874	0.5%	742	741	0.1%
Norfolk/Hampton/VA Beach, VA	3,269	3,215	1.7%	1,352	1,418	(4.7)%	1,917	1,797	6.7%	1,119	1,105	1.3%	967	963	0.4%
Little Rock, AR	2,735	2,714	0.8%	1,046	1,041	0.5%	1,689	1,673	1.0%	919	907	1.3%	829	823	0.7%
Other	30,492	29,985	1.7%	12,454	12,369	0.7%	18,038	17,616	2.4%	912	900	1.3%	805	798	0.9%
Secondary Markets	$86,763	$85,417	1.6%	$34,908	$34,398	1.5%	$51,855	$51,019	1.6%	$969	$955	1.5%	$857	$847	1.2%

Total Proforma Combined Same Store	$218,354	$213,224	2.4%	$87,929	$85,629	2.7%	$130,425	$127,595	2.2%	$1,045	$1,025	2.0%	$917	$904	1.4%

Supplemental Data S-7

MULTIFAMILY PROFORMA COMBINED SAME STORE YEAR TO DATE COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg	Q3 2014	Q3 2013	% Chg
Atlanta, GA	$50,180	$47,755	5.1%	$21,162	$20,402	3.7%	$29,018	$27,353	6.1%	$1,114	$1,086	2.6%	$961	$907	6.0%
Austin, TX	52,674	50,265	4.8%	23,912	22,989	4.0%	28,762	27,276	5.4%	1,107	1,054	5.0%	969	915	5.9%
Raleigh/Durham, NC	41,011	40,647	0.9%	13,950	14,314	(2.5)%	27,061	26,333	2.8%	1,035	1,016	1.9%	914	895	2.1%
Fort Worth, TX	40,382	38,900	3.8%	17,540	16,926	3.6%	22,842	21,974	4.0%	1,041	1,006	3.5%	898	866	3.7%
Charlotte, NC	35,546	34,273	3.7%	12,468	12,530	(0.5)%	23,078	21,743	6.1%	988	954	3.6%	868	835	4.0%
Dallas, TX	36,361	34,938	4.1%	15,591	15,213	2.5%	20,770	19,725	5.3%	1,137	1,095	3.8%	1,009	979	3.1%
Nashville, TN	29,608	28,038	5.6%	10,669	10,320	3.4%	18,939	17,718	6.9%	1,092	1,040	5.0%	959	921	4.1%
Tampa, FL	26,206	25,450	3.0%	10,210	9,910	3.0%	15,996	15,540	2.9%	1,150	1,117	3.0%	1,004	972	3.3%
Orlando, FL	23,913	23,005	3.9%	9,211	8,985	2.5%	14,702	14,020	4.9%	1,143	1,148	(0.4)%	1,009	980	3.0%
Houston, TX	21,510	20,312	5.9%	9,395	9,025	4.1%	12,115	11,287	7.3%	1,090	1,031	5.7%	959	907	5.7%
Phoenix, AZ	16,867	16,173	4.3%	6,448	6,444	0.1%	10,419	9,729	7.1%	1,001	961	4.2%	869	833	4.3%
South Florida	6,348	6,068	4.6%	2,317	2,393	(3.2)%	4,031	3,675	9.7%	1,545	1,491	3.6%	1,432	1,406	1.8%
Las Vegas, NV	5,498	5,385	2.1%	2,120	2,042	3.8%	3,378	3,343	1.0%	905	884	2.4%	777	759	2.4%
Large Markets	$386,104	$371,209	4.0%	$154,993	$151,493	2.3%	$231,111	$219,716	5.2%	$1,083	$1,047	3.4%	$948	$911	4.1%

Jacksonville, FL	$27,113	$26,675	1.6%	$10,395	$10,271	1.2%	$16,718	$16,404	1.9%	$988	$968	2.1%	$905	$882	2.6%
Charleston, SC	21,254	20,586	3.2%	7,996	8,080	(1.0)%	13,258	12,506	6.0%	1,034	1,006	2.8%	905	873	3.7%
Savannah, GA	20,086	19,337	3.9%	7,498	7,267	3.2%	12,588	12,070	4.3%	1,048	1,012	3.6%	927	888	4.4%
Memphis, TN	18,074	18,087	(0.1)%	8,173	7,648	6.9%	9,901	10,439	(5.2)%	937	927	1.1%	832	825	0.8%
Richmond, VA	14,932	14,534	2.7%	5,184	5,204	(0.4)%	9,748	9,330	4.5%	1,037	1,016	2.1%	915	895	2.2%
Birmingham, AL	13,379	13,043	2.6%	5,242	5,167	1.5%	8,137	7,876	3.3%	1,071	1,040	3.0%	940	913	3.0%
Greenville, SC	12,340	11,919	3.5%	5,006	4,977	0.6%	7,334	6,942	5.6%	820	794	3.3%	712	690	3.2%
San Antonio, TX	11,196	11,085	1.0%	4,726	4,908	(3.7)%	6,470	6,177	4.7%	1,110	1,188	(6.6)%	998	987	1.1%
Huntsville, AL	10,314	10,266	0.5%	4,092	4,204	(2.7)%	6,222	6,062	2.6%	876	877	(0.1)%	741	747	(0.8)%
Norfolk/Hampton/VA Beach, VA	9,732	9,863	(1.3)%	3,915	3,695	6.0%	5,817	6,168	(5.7)%	1,112	1,110	0.2%	965	968	(0.3)%
Little Rock, AR	8,199	8,114	1.0%	3,107	3,147	(1.3)%	5,092	4,967	2.5%	912	905	0.8%	824	826	(0.2)%
Other	90,354	89,082	1.4%	36,324	35,204	3.2%	54,030	53,878	0.3%	904	905	(0.1)%	799	789	1.3%
Secondary Markets	$256,973	$252,591	1.7%	$101,658	$99,772	1.9%	$155,315	$152,819	1.6%	$959	$950	0.9%	$848	$833	1.8%

Total Proforma Combined Same Store	$643,077	$623,800	3.1%	$256,651	$251,265	2.1%	$386,426	$372,535	3.7%	$1,030	$1,005	2.5%	$905	$877	3.2%

Supplemental Data S-8

DEVELOPMENT, LEASE-UP AND COMMERCIAL
Dollars and square feet in thousands

MULTIFAMILY DEVELOPMENT PIPELINE

		Units as of September 30, 2014				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q3 2014	After

220 Riverside	Jacksonville, FL	294	—	38	4Q12	1Q15	2Q15	1Q16	$42,100	$29,035	$13,065
CG at Bellevue II	Nashville, TN	220	—	—	3Q13	4Q14	1Q15	3Q15	30,750	20,175	10,575
Total Active		514	—	38					$72,850	$49,210	$23,640

MULTIFAMILY LEASE-UP COMMUNITIES

		As of September 30, 2014
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
CG at Lake Mary III	Orlando, FL	132	92.4%	2Q14	4Q14
Stonefield Commons	Charlottesville, VA	251	94.8%	(1)	4Q14
CR at South End	Charlotte, NC	353	98.0%	2Q14	4Q14
CG at Randal Lakes	Orlando, FL	462	90.9%	1Q14	4Q14
Total		1,198	94.0%

(1) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

COMMERCIAL PROPERTIES

			Owned Property	Three months ended September 30, 2014
Name	Type	MSA	Square Feet	Revenue	Expense	NOI
CP Nord du Lac	Retail	Covington, LA	196	$793	$247	$546
CP Craft Farms	Retail	Gulf Shores, AL	68	221	36	185
CP Huntsville	Retail	Huntsville, AL	23	106	39	67
Land Title Building (1)	Office	Birmingham, AL	30	43	15	28
1225 South Church (2)	Retail	Charlotte, NC	3	11	2	9
Allure at Buckhead (2)	Retail	Atlanta, GA	19	87	29	58
Times Square (2)	Retail	Dallas, TX	73	72	98	(26)
Bella Casita (2)	Retail	Dallas, TX	5	19	5	14
Total			417	$1,352	$471	$881

(1) We own a one-third interest in this joint venture property. The revenue, expenses, and NOI presented represent MAA's one-third interest in this joint venure.
(2) Retail component of existing multifamily property that is not included in Same Store Portfolio.

Supplemental Data S-9

2014 ACQUISITION/DISPOSITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Grand Cypress	Houston, Texas	312	2008	January 15, 2014
Venue at Stonebridge Ranch	Dallas, Texas	250	2000	January 31, 2014
Stonefield Commons	Charlottesville, Virginia	251	2013	June 2, 2014
Cityscape at Market Center	Dallas, Texas	454	2013	June 12, 2014
Verandas at Southwood	Tallahassee, Florida	300	2003	July 23, 2014
Total Multifamily Acquisitions		1,567

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Willow Creek	Columbus, Georgia	285	1968/71/77	January 15, 2014
Colonial Village at North Arlington	Fort Worth, Texas	240	1985	June 27, 2014
Colonial Village at Vista Ridge	Fort Worth, Texas	300	1985	June 27, 2014
Colonial Village at Inverness	Birmingham, Alabama	586	1986/87/90/97	July 10, 2014
Colonial Village at Charleston Place	Charlotte, North Carolina	214	1986	July 10, 2014
Greenbrook	Memphis, Tennessee	1,037	1974/78/83/86	July 10, 2014
Colonial Village at Ashford Place	Mobile, Alabama	168	1983	September 11, 2014
Colonial Village at Huntleigh Woods	Mobile, Alabama	233	1978	September 11, 2014
Total Multifamily Dispositions		3,063

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
CC Brookwood Village (Office)	Birmingham, Alabama	170,000	2007	March 28, 2014
Brookwood Village (Retail)	Birmingham, Alabama	413,000	1973/91/2000/13	March 28, 2014
Total Commercial Dispositions		583,000

Land Dispositions	Location	Acres	Year Built	Closing Date
Nord du Lac (1 outparcel)	Covington, Louisiana	1.7		February 3, 2014
Tutwiler (2 outparcels)	Birmingham, Alabama	4.6		February 6, 2014
Heathrow (2 outparcels)	Orlando, Florida	3.9		February 14, 2014
Total Land Dispositions		10.2

Joint Venture Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Ansley Village	Macon, Georgia	294	2007	May 29, 2014
Belterra	Fort Worth, Texas	288	2006	September 15, 2014
Total Joint Venture Multifamily Dispositions		582

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2014
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$1,215,496	4.8	4.1%
Conventional - Variable Rate - Capped (1) (2)	192,096	1.7	1.1%
Tax-free - Variable Rate - Capped (1)	90,415	3.4	0.9%
Total Secured Fixed or Hedged Rate Debt	1,498,007	4.3	3.5%
Conventional - Variable Rate	56,585	0.1	0.7%
Total Secured Debt	1,554,592	4.2	3.4%
Unsecured Debt
Fixed Rate or Swapped	1,875,422	5.2	4.0%
Total Unsecured Debt	1,875,422	5.2	4.0%
Total Debt	$3,430,014	4.7	3.7%
Total Fixed or Hedged Debt	$3,373,429	4.8	3.8%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 6.0% of SIFMA for tax-free caps.

(2)	Includes $27 million of mortgages with embedded caps at a 7% all-in interest rate.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,090,918	90.1%	4.0%	5.0
Capped debt	282,511	8.2%	1.0%	2.3
Floating (unhedged) debt	56,585	1.7%	0.7%	0.1
Total	$3,430,014	100.0%	3.7%	4.7

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$1,875,422	54.7%	4.0%	5.2
Secured Debt	1,554,592	45.3%	3.4%	5.2
Total	$3,430,014	100.0%	3.7%	5.2

	Total	Percent of	Q3 2014	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$5,317,837	67.2%	$96,842	65.1%
Encumbered gross assets	2,589,788	32.8%	51,834	34.9%
Total	$7,907,625	100.0%	$148,676	100.0%

Supplemental Data S-11

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2014 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2014	$—	$—	$—	—%	$—	$—
2015	252,262	75,000	327,262	5.3%	51,896	379,158
2016	115,834	—	115,834	5.2%	104,480	220,314
2017	131,723	300,000	431,723	2.2%	66,495	498,218
2018	103,149	250,000	353,149	3.2%	32,945	386,094
Thereafter	1,862,950	—	1,862,950	4.8%	26,695	1,889,645
Total	$2,465,918	$625,000	$3,090,918	4.3%	$282,511	$3,373,429	4.8

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2014	$—	$—	$—	$—	$—
2015	105,785	—	71,960	192,015	$369,760
2016	80,000	—	51,183	79,682	$210,865
2017	80,000	—	63,534	318,190	$461,724
2018	80,000	—	52,263	300,909	$433,172
Thereafter	91,215	—	878,652	984,626	$1,954,493
Total	$437,000	$—	$1,117,592	$1,875,422	$3,430,014

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	42.5%	Yes
Limit on Incurrence of Secured Debt	40% or less	19.3%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.42x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	283.2%	Yes

Supplemental Data S-12

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Twelve Months
	Ended	Ended
	September 30,	September 30,
	2014	2014
Consolidated net income	$70,719	$110,009
Depreciation and amortization	70,222	319,662
Interest expense	28,251	119,348
Loss on debt extinguishment	2,586	3,165
Amortization of deferred financing costs	1,000	4,121
Net casualty loss and other settlement proceeds	126	1,029
Income tax expense	442	1,459
Gain on sale of non-depreciable assets	—	(535)
Depreciation of discontinued operations	—	202
Net casualty gain after insurance and other settlement proceeds on discontinued operations	(3)	(98)
Gain on sale of depreciable real estate assets excluded from discontinued operations	(36,032)	(42,254)
Gain on disposition within unconsolidated entities	(603)	(4,017)
Loss (gain) on sale of discontinued operations	103	(10,313)
EBITDA	136,811	501,778
Acquisition expense	13	1,865
Merger related expenses	331	24,307
Integration related expenses	147	12,207
Recurring EBITDA	$137,302	$540,157

	Three Months Ended
	September 30,
	2014	2013
Recurring EBITDA/Debt Service	3.91x	3.39x
Fixed Charge Coverage (1)	4.09x	4.70x
Total Debt/Total Capitalization (2)	39.7%	40.1%
Total Debt/Total Gross Assets	42.4%	45.3%
Total Net Debt (3)/Total Gross Assets	41.3%	40.8%
Total Net Debt (3)/Recurring EBITDA (4)	6.19x	5.82x
Unencumbered Assets/Gross Real Estate Assets	67.2%	64.9%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the twelve months ended September 30, 2014.

Supplemental Data S-13

2014 GUIDANCE

Full Year 2014
Earnings
Core FFO per Share - diluted	$4.87 to $4.99
Midpoint	$4.93
Core AFFO per Share - diluted	$4.12 to $4.24
Midpoint	$4.18

Proforma Combined Same Store Communities:
Number of units	72,871
Property revenue growth	3.0% to 3.5%
Property operating expense growth	1.5% to 2.5%
Property NOI growth	4.0% to 4.5%
Real estate tax expense growth	6% to 7%

Corporate Expenses:
General and administrative and property management expenses	$53 to $55 million
Merger and integration expenses	$11.5 to $12.5 million
Acquisition expense	$2.0 to $2.5 million
Loss on debt extinguishment/modification	$3.0 to $3.5 million
Income tax expense	$1.5 to $2.0 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$275 to $375 million
Disposition volume (multifamily)	$158 to $175 million
Commercial / land disposition volume	$125 to $150 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.2% to 4.4%
Average Effective Interest Rate	3.4% to 3.6%
Capitalized Interest	$1.5 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	42% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	65% to 70%
Mark-to-market adjustment at merger	$90.5 million
Projected amortization of debt mark-to-market	$26 to $27 million

MAA provides guidance on Core FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-14

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Earnings release & conference call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Declaration Date	9/30/2013	12/3/2013	3/20/2014	5/22/2014	9/11/2014
Record Date	10/15/2013	1/15/2014	4/15/2014	7/15/2014	10/15/2014
Payment Date	10/31/2013	1/31/2014	4/30/2014	7/31/2014	10/31/2014
Distributions Per Share	$0.6950	$0.7300	$0.7300	$0.7300	$0.7300

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's Quarterly Conference Call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-15